UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2005

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Blume Drive, Suite 500, Richmond, California	94806
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 262-1730

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2005, Neurobiological Technologies, Inc. (the “Company”) entered into a drug product development and clinical supply agreement with Baxter Pharmaceutical Solutions, LLC (“BPS”), pursuant to which the Company has engaged BPS to aseptically fill and package the Company’s Viprinex™ product into its finished form for development and clinical use. The agreement will continue until BPS completes such Viprinex product production. The estimated amount payable by the Company pursuant to this agreement is approximately $600,000. A copy of the press release announcing the Company’s agreement with BPS is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated June 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2005

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ Jonathan R. Wolter
Jonathan R. Wolter
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 27, 2005